UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08476
                                                    ----------

                    The Gabelli Global Multimedia Trust Inc.
       ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
       ------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------

                     Date of reporting period: June 30, 2007
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                                            [LOGO OMITTED]
                                                            THE GABELLI
                                                            GLOBAL
                                                            MULTIMEDIA
                                                            TRUST INC.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                               Semi-Annual Report
                                  June 30, 2007



TO OUR SHAREHOLDERS,

      The Gabelli Global Multimedia Trust's (the "Fund") net asset value ("NAV") total return was 12.76% during the first half of 2007, compared with gains of 7.78% and 9.17% for the Nasdaq Composite Index and for the Morgan Stanley Capital International ("MSCI") World Free Index, respectively. The Fund's NAV total return outperformed the benchmark Nasdaq Composite Index and the MSCI World Free Index for this period, as well as for each of the longer-term intervals shown in the comparative results table. The total return for the Fund's publicly traded shares was 15.74% during the first half of the year. On June 30, 2007, the Fund's NAV per share was $15.57, while the price of the publicly traded shares closed at $13.89 on the New York Stock Exchange.

      Enclosed are the financial statements and the investment portfolio as of June 30, 2007.

COMPARATIVE RESULTS
---------------------------------------------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2007 (A)
                             ------------------------------------------------
                                                                                                              Since
                                                     Year to                                                Inception
                                                      Date      1 Year      3 Year     5 Year     10 Year  (11/15/94)
                                                     -------    ------      ------     ------     -------   --------
  GABELLI GLOBAL MULTIMEDIA TRUST
    NAV TOTAL RETURN (B) ........................... 12.76%      37.72%     17.47%     16.56%     12.61%     12.97%
    INVESTMENT TOTAL RETURN (C) .................... 15.74       43.80      20.23      17.86      14.21      12.57
  Nasdaq Composite Index ...........................  7.78       19.85       8.33      12.21       6.08      10.18
  MSCI World Free Index ............................  9.17       23.59      16.73      14.00       7.03       9.54(d)
  Lipper Global Multi-Cap Growth Fund Average ...... 11.31       25.93      18.28      13.91       9.95      11.65

(a) REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE NASDAQ COMPOSITE AND MSCI WORLD FREE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR
     CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE AND MSCI WORLD FREE INDICES. YOU CANNOT INVEST DIRECTLY IN AN INDEX.
(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NAV PER SHARE, REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, AND ADJUSTMENTS FOR RIGHTS OFFERINGS AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $7.50.
(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS, AND ADJUSTMENTS FOR RIGHTS OFFERINGS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $7.50.
(d) FROM NOVEMBER 30, 1994, THE DATE CLOSEST TO THE FUND'S INCEPTION FOR WHICH DATA IS AVAILABLE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
We have separated the portfolio managers' commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers' commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
--------------------------------------------------------------------------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The  following  table  presents   portfolio  holdings  as  a  percent  of  total
investments as of June 30, 2007:

Entertainment .....................................  19.6%
Hotels and Gaming .................................  12.8%
Cable .............................................   9.6%
Publishing ........................................   9.4%
Broadcasting ......................................   8.8%
Telecommunications: Regional ......................   7.3%
Wireless Communications ...........................   5.5%
Telecommunications: National ......................   5.0%
Consumer Products .................................   3.3%
Consumer Services .................................   3.3%
Computer Software and Services ....................   3.2%
Telecommunications: Long Distance .................   2.3%
Equipment .........................................   1.9%
Diversified Industrial ............................   1.8%
Electronics .......................................   1.7%
U.S. Government Obligations .......................   1.5%
Satellite .........................................   0.9%
Business Services: Advertising ....................   0.9%
Business Services .................................   0.7%
Energy and Utilities ..............................   0.2%
Computer Hardware .................................   0.2%
Food and Beverage .................................   0.1%
Financial Services ................................   0.0%
                                                    ------
                                                    100.0%
                                                    ======


THE FUND FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED MARCH 31, 2007. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.


PROXY VOTING

      The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.


SHAREHOLDER MEETING - MAY 14, 2007 - FINAL RESULTS

     The  Annual  Meeting  of  Shareholders  was  held  on May  14,  2007 at the
Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Mario J. Gabelli and Thomas E. Bratter as Directors of the Fund. A total of 11,947,304 votes and 11,980,573 votes were cast in favor of each Director and a total of 626,845 votes and 593,576 votes were withheld for each Director, respectively. In addition, preferred shareholders, voting as a separate class, elected Anthony
J. Colavita as a Director of the Fund. A total of 840,301 votes were cast in favor of this Director and a total of 8,353 votes were withheld for this Director.

     James P. Conn, Frank J. Fahrenkopf, Jr., Anthony R. Pustorino, Werner J. Roeder, and Salvatore J. Zizza continue to serve in their capacities as Directors of the Fund.

     We thank you for your participation and appreciate your continued support.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2007 (UNAUDITED)

                                                                 MARKET
    SHARES                                          COST          VALUE
    ------                                          ----         -------
             COMMON STOCKS -- 98.3%
             COPYRIGHT/CREATIVITY COMPANIES -- 45.4%
             BUSINESS SERVICES: ADVERTISING -- 0.9%
     40,000  Clear Channel Outdoor
               Holdings Inc., Cl. A+ .......... $    895,680   $  1,133,600
     20,000  Harte-Hanks Inc. .................      147,611        513,600
      4,200  Havas SA .........................       20,733         23,875
      8,000  JC Decaux SA .....................      196,558        254,774
      2,000  Publicis Groupe ..................       13,971         88,381
      4,000  R. H. Donnelley Corp.+ ...........       47,531        303,120
                                                ------------   ------------
                                                   1,322,084      2,317,350
                                                ------------   ------------
             COMPUTER HARDWARE -- 0.2%
      3,500  Apple Inc.+ ......................      223,842        427,140
                                                ------------   ------------
             COMPUTER SOFTWARE AND SERVICES -- 3.2%
     55,333  Activision Inc.+ .................      608,560      1,033,067
      5,000  America Online Latin
               America Inc., Cl. A+ (a) .......        2,150             10
      3,000  Atlus Co. Ltd.+ ..................       17,662         15,229
      9,473  CNET Networks Inc.+ ..............      102,467         77,584
     10,000  Covansys Corp.+ ..................      333,650        339,300
      3,230  EarthLink Inc.+ ..................       45,250         24,128
      5,000  eBay Inc.+ .......................      165,490        160,900
      5,800  Electronic Arts Inc.+ ............      262,527        274,456
      1,000  EMC Corp.+ .......................        6,600         18,100
      4,600  Google Inc., Cl. A+ ..............    2,129,318      2,407,548
     10,000  Jupitermedia Corp.+ ..............       12,067         72,800
      5,000  NAVTEQ Corp.+ ....................      192,069        211,700
    149,000  Yahoo! Inc.+ .....................    4,068,082      4,042,370
                                                ------------   ------------
                                                   7,945,892      8,677,192
                                                ------------   ------------
             CONSUMER PRODUCTS -- 3.3%
      5,000  Lenox Group Inc.+ ................       45,737         35,150
     26,000  Mattel Inc. ......................      392,197        657,540
     22,500  Nintendo Co. Ltd. ................    5,749,310      8,241,624
                                                ------------   ------------
                                                   6,187,244      8,934,314
                                                ------------   ------------
             ELECTRONICS -- 1.7%
      4,000  IMAX Corp.+ ......................       32,633         16,880
     12,000  Intel Corp. ......................      292,420        285,120
     11,000  LSI Corp.+ .......................       52,972         82,610
      3,570  Royal Philips
               Electronics NV .................       29,368        151,082
     10,000  Samsung Electronics
               Co. Ltd., GDR (b)(c) ...........    1,805,500      3,063,102
     10,000  Sony Corp., ADR ..................      353,687        513,700
     37,240  Trans-Lux Corp.+ .................      274,753        231,261
      4,000  Zoran Corp.+ .....................       62,420         80,160
                                                ------------   ------------
                                                   2,903,753      4,423,915
                                                ------------   ------------

                                                                 MARKET
    SHARES                                          COST          VALUE
    ------                                          ----         -------
             ENTERTAINMENT -- 13.9%
    254,500  Aruze Corp. ...................... $  6,101,683   $  7,916,629
      1,161  Corporacion Interamericana
               de Entretenimiento SA
               de CV, Cl. B+ ..................        2,441          3,354
     22,000  Crown Media Holdings
               Inc., Cl. A+ ...................      106,890        158,400
     31,622  EMI Group plc ....................      108,730        170,182
     30,000  EMI Group plc, ADR ...............      394,397        322,620
    210,416  Gemstar-TV Guide
               International Inc.+ ............      977,254      1,035,247
     70,000  GMM Grammy
               Public Co. Ltd. ................       55,457         16,220
        481  Henley LP+ (a) ...................            0          1,443
     77,843  Liberty Global Inc., Cl. A+ ......      968,833      3,194,677
     75,000  Liberty Global Inc., Cl. C+ ......      906,299      2,947,500
     35,500  Liberty Media Corp. -
               Capital, Cl. A+ ................      798,937      4,177,640
        625  Live Nation Inc.+ ................        8,666         13,988
    100,000  Shaw Brothers
               (Hong Kong) Ltd. ...............      145,929        235,062
     70,000  SMG plc ..........................      205,497         72,392
     85,000  The Walt Disney Co. ..............    1,888,942      2,901,900
    200,000  Time Warner Inc. .................    3,192,596      4,208,000
     70,000  Viacom Inc., Cl. A+ ..............    1,284,029      2,912,000
    157,000  Vivendi ..........................    4,730,673      6,780,632
      6,000  Warner Music Group Corp. .........      151,376         86,700
      3,000  World Wrestling
               Entertainment Inc., Cl. A ......       33,305         47,970
                                                ------------   ------------
                                                  22,061,934     37,202,556
                                                ------------   ------------
             HOTELS AND GAMING -- 12.8%
    105,000  Boyd Gaming Corp. ................    4,379,818      5,164,950
     13,000  Churchill Downs Inc. .............      409,690        680,940
    150,000  Gaylord Entertainment Co.+ .......    3,753,247      8,046,000
      4,500  Greek Organization of
               Football Prognostics SA ........       48,690        159,572
      5,000  Harrah's Entertainment Inc. ......      195,157        426,300
     20,000  Hilton Hotels Corp. ..............      704,446        669,400
      3,000  Host Hotels & Resorts Inc. .......       61,590         69,360
    128,000  International Game
               Technology .....................    3,923,436      5,081,600
    482,352  Ladbrokes plc ....................    4,839,234      4,194,113
     25,000  Las Vegas Sands Corp.+ ...........    1,331,334      1,909,750
     30,000  Melco PBL Entertainment
               (Macau) Ltd., ADR+ .............      490,119        376,800
     74,000  MGM Mirage+ ......................    2,675,303      6,103,520
     30,000  Pinnacle Entertainment
               Inc.+ ..........................      531,272        844,500

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2007 (UNAUDITED)

                                                                 MARKET
    SHARES                                          COST          VALUE
    ------                                          ----         -------
             COMMON STOCKS (CONTINUED)
             COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
             HOTELS AND GAMING (CONTINUED)
      6,000  Starwood Hotels & Resorts
               Worldwide Inc. ................. $    151,088   $    402,420
      1,600  Wyndham Worldwide Corp.+ .........       44,098         58,016
      2,000  Wynn Resorts Ltd. ................      151,772        179,380
                                                ------------   ------------
                                                  23,690,294     34,366,621
                                                ------------   ------------
             PUBLISHING -- 9.4%
     20,000  Arnoldo Mondadori
               Editore SpA ....................       63,828        196,251
     90,000  Belo Corp., Cl. A ................    1,408,094      1,853,100
     21,000  Dow Jones & Co. Inc. .............      823,294      1,206,450
     16,666  Emap plc .........................      207,960        275,435
      6,000  Gannett Co. Inc. .................      417,525        329,700
      2,900  Idearc Inc. ......................       90,759        102,457
    144,400  Independent News &
               Media plc ......................      193,226        732,896
        800  John Wiley & Sons Inc.,
               Cl. B ..........................        5,693         38,480
      8,000  Journal Register Co. .............      104,100         35,840
     45,000  Lee Enterprises Inc. .............    1,014,361        938,700
     24,090  McClatchy Co., Cl. A .............      743,943        609,718
     24,000  Media General Inc., Cl. A ........    1,203,825        798,480
     23,000  Meredith Corp. ...................      585,419      1,416,800
    100,000  Nation Multimedia Group
               Public Co. Ltd.+ (a) ...........       84,677         26,937
    130,000  New Straits Times
               Press Berhad ...................      291,366         90,369
    300,000  News Corp., Cl. A ................    3,679,766      6,363,000
     40,000  News Corp., Cl. B ................      396,739        917,600
    150,000  Oriental Press Group Ltd. ........       46,315         29,159
     10,000  Playboy Enterprises
               Inc., Cl. A+ ...................       97,125        116,400
    974,000  Post Publishing Public
               Co. Ltd. (a) ...................       47,100        186,195
    145,000  PRIMEDIA Inc.+ ...................      427,568        413,250
      2,360  Sanoma WSOY Oyj ..................       63,150         74,967
      1,000  Scholastic Corp.+ ................       16,500         35,940
    251,520  SCMP Group Ltd. ..................      181,457        102,613
    252,671  Singapore Press
               Holdings Ltd. ..................      742,032        765,895
        300  Spir Communication ...............       23,329         44,258
      2,000  Sun-Times Media Group
               Inc., Cl. A ....................       26,475         10,500
     15,000  Telegraaf Media Groep NV .........      285,271        527,847
     64,000  The E.W. Scripps Co.,
                Cl. A .........................    2,887,044      2,924,160
     39,000  The McGraw-Hill
               Companies Inc. .................    1,230,883      2,655,120

                                                                 MARKET
    SHARES                                          COST          VALUE
    ------                                          ----         -------
     35,522  Tribune Co. ...................... $  1,155,154   $  1,044,347
     11,091  United Business Media plc ........      123,260        177,062
      4,000  Wolters Kluwer NV ................       90,625        122,623
                                                ------------   ------------
                                                  18,757,863     25,162,549
                                                ------------   ------------
             TOTAL COPYRIGHT/
              CREATIVITY
              COMPANIES .......................   83,092,906    121,511,637
                                                ------------   ------------
             DISTRIBUTION COMPANIES -- 52.9%
             BROADCASTING -- 8.8%
      1,560  Asahi Broadcasting Corp. .........       62,911        225,654
      6,000  CanWest Global
               Communications Corp.+ ..........       52,330         55,920
     12,000  CanWest Global
               Communications Corp.,
               Cl. A+ .........................      104,661        104,989
     18,000  CanWest Global
               Communications Corp.,
               Sub-Voting+ ....................       92,011        157,822
     70,000  CBS Corp., Cl. A .................      820,936      2,333,100
      6,400  Chubu-Nippon
               Broadcasting Co. Ltd. ..........       46,375         86,026
      6,527  Citadel Broadcasting Corp. .......       19,080         42,101
     50,000  Clear Channel
               Communications Inc. ............    1,904,622      1,891,000
     20,000  Cogeco Inc. ......................      388,830        747,430
      1,833  Corus Entertainment Inc.,
               Cl. B, New York ................        7,463         85,839
      6,500  Corus Entertainment Inc.,
               Cl. B, Toronto .................       26,464        303,872
      9,000  Cox Radio Inc., Cl. A+ ...........       55,500        128,160
     72,271  Discovery Holding Co.,
               Cl. A+ .........................      313,544      1,661,510
        166  Emmis Communications
               Corp., Cl. A ...................        1,741          1,529
     29,000  Fisher Communications Inc.+ ......    1,483,783      1,472,910
        228  Fuji Television Network Inc. .....      526,693        459,241
        900  Granite Broadcasting Corp.+ ......      366,002         29,255
    100,000  Gray Television Inc. .............    1,084,488        927,000
     10,000  Gray Television Inc., Cl. A ......      105,542         93,500
     10,000  Grupo Radio Centro SA de
               CV, ADR ........................       46,871        124,000
     30,000  Hearst-Argyle Television Inc. ....      302,404        723,000
      4,550  Lagardere SCA ....................      100,163        396,897
     45,000  Lin TV Corp., Cl. A+ .............      737,214        846,450
      5,140  Media Prima Berhad ...............            0          4,496
      4,000  Metropole Television SA ..........       35,208        130,635
      7,000  Nippon Television
               Network Corp. ..................    1,078,903        956,264
      4,650  NRJ Group ........................       22,694         80,432

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2007 (UNAUDITED)

                                                                 MARKET
    SHARES                                          COST          VALUE
    ------                                          ----         -------
             COMMON STOCKS (CONTINUED)
             DISTRIBUTION COMPANIES (CONTINUED)
             BROADCASTING (CONTINUED)
      1,000  NTN Buzztime Inc.+ ............... $        862   $      1,040
        500  Radio One Inc., Cl. A+ ...........        5,510          3,535
      1,000  Radio One Inc., Cl. D+ ...........       11,428          7,060
      1,500  RTL Group (Brussels) .............       76,363        167,490
      3,500  RTL Group (New York) .............      113,838        402,463
      1,906  SAGA Communications
               Inc., Cl. A+ ...................        9,709         18,679
     77,000  Salem Communications
               Corp., Cl. A ...................    1,219,870        853,930
     80,000  Sinclair Broadcast Group
               Inc., Cl. A ....................      824,936      1,137,600
     25,000  Societe Television
               Francaise 1 ....................      249,649        868,580
      5,000  Spanish Broadcasting
               System Inc., Cl. A+ ............       43,950         21,500
     50,000  Television Broadcasts Ltd. .......      187,673        351,698
    140,000  Tokyo Broadcasting
               System Inc. ....................    2,676,428      4,286,701
        258  TV Asahi Corp. ...................      434,628        525,953
    240,000  TV Azteca SA de CV, CPO ..........       67,797        212,154
     26,000  UTV plc ..........................      105,595        208,844
    100,000  Young Broadcasting Inc.,
               Cl. A+ .........................      550,799        369,000
                                                ------------   ------------
                                                  16,365,468     23,505,259
                                                ------------   ------------
             BUSINESS SERVICES -- 0.5%
     10,000  aQuantive Inc.+ ..................      636,795        638,000
        800  Avis Budget Group Inc.+ ..........       15,034         22,744
     15,000  BB Holdings Ltd.+ ................       60,294         77,625
      6,000  Carlisle Group Ltd.+ .............        9,451         16,085
        500  CheckFree Corp.+ .................        5,520         20,100
      1,000  Convergys Corp.+ .................       17,737         24,240
      8,000  Interactive Data Corp. ...........       52,250        214,240
      3,000  Moody's Corp. ....................       72,575        186,600
        937  OneSource Services Inc.+ .........        9,005         12,089
        500  The Dun & Bradstreet Corp. .......        6,320         51,490
      2,500  Traffix Inc. .....................       12,500         13,750
                                                ------------   ------------
                                                     897,481      1,276,963
                                                ------------   ------------
             CABLE -- 9.6%
     16,578  Austar United
               Communications Ltd.+ ...........       20,405         23,331
    200,000  Cablevision Systems Corp.,
               Cl. A+ .........................    2,097,297      7,238,000
     60,000  Charter Communications
               Inc., Cl. A+ ...................      120,900        243,000
     40,400  Cogeco Cable Inc. ................      828,167      1,744,567
     47,250  Comcast Corp., Cl. A+ ............      908,931      1,328,670

                                                                 MARKET
    SHARES                                          COST          VALUE
    ------                                          ----         -------
     10,500  Comcast Corp., Cl. A,
               Special+ ....................... $     53,073   $    293,580
     15,000  Mediacom Communications
               Corp., Cl. A+ ..................      126,904        145,350
    265,690  Rogers Communications
               Inc., Cl. B, New York ..........    1,219,141     11,289,168
     19,310  Rogers Communications
               Inc., Cl. B, Toronto ...........      148,206        823,338
     11,000  Shaw Communications Inc.,
               Cl. B ..........................      103,451        462,440
     39,000  Shaw Communications Inc.,
               Cl. B, Toronto .................      105,571      1,648,233
     10,000  Time Warner Cable Inc.,
               Cl. A+ .........................      388,900        391,700
                                                ------------   ------------
                                                   6,120,946     25,631,377
                                                ------------   ------------
             CONSUMER SERVICES -- 3.3%
     40,000  Best Buy Co. Inc. ................    2,077,272      1,866,800
      4,000  Bowlin Travel Centers Inc.+ ......        3,022          7,400
     20,000  H&R Block Inc. ...................      258,838        467,400
     90,000  IAC/InterActiveCorp+ .............    2,330,242      3,114,900
    150,000  Liberty Media Corp. -
               Interactive, Cl. A+ ............      910,291      3,349,500
      2,000  Martha Stewart Living
               Omnimedia Inc., Cl. A ..........       16,500         34,400
      4,000  TiVo Inc.+ .......................       27,942         23,160
                                                ------------   ------------
                                                   5,624,107      8,863,560
                                                ------------   ------------
             DIVERSIFIED INDUSTRIAL -- 1.8%
     32,000  Bouygues SA ......................      830,294      2,693,483
     18,432  Contax Participacoes SA,
               ADR ............................        7,571         22,681
     50,000  General Electric Co. .............    1,695,100      1,914,000
      7,700  Hutchison Whampoa Ltd. ...........       71,267         76,466
      7,908  Malaysian Resources Corp.
               Berhad+ ........................       35,568          6,207
                                                ------------   ------------
                                                   2,639,800      4,712,837
                                                ------------   ------------
             ENERGY AND UTILITIES -- 0.2%
     20,000  El Paso Electric Co.+ ............      160,876        491,200
                                                ------------   ------------
             ENTERTAINMENT -- 5.7%
      1,000  Blockbuster Inc., Cl. A+ .........       10,488          4,310
      3,150  British Sky Broadcasting
               Group plc, ADR .................       56,080        162,477
     12,000  Canal+ Groupe ....................       10,818        128,307
      4,005  Chestnut Hill Ventures+ (a) ......      241,092        182,276
     27,000  DreamWorks Animation
               SKG Inc., Cl. A+ ...............      649,933        778,680
    475,000  Grupo Televisa SA, ADR ...........    7,174,739     13,114,750
    144,000  Rank Group plc ...................    1,018,166        538,576

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2007 (UNAUDITED)

                                                                 MARKET
    SHARES                                          COST          VALUE
    ------                                          ----         -------
             COMMON STOCKS (CONTINUED)
             DISTRIBUTION COMPANIES (CONTINUED)
             ENTERTAINMENT (CONTINUED)
     12,000  Regal Entertainment Group,
               Cl. A .......................... $    165,788   $    263,160
     13,000  Triple Crown Media Inc.+ .........      188,013        121,160
                                                ------------   ------------
                                                   9,515,117     15,293,696
                                                ------------   ------------
             EQUIPMENT -- 1.9%
      9,000  Alcatel-Lucent, ADR ..............      230,523        126,000
     11,000  American Tower Corp.,
               Cl. A+ .........................      131,710        462,000
      2,000  Amphenol Corp., Cl. A ............        7,794         71,300
      6,000  Andrew Corp.+ ....................       26,926         86,640
        416  Avaya Inc.+ ......................        9,761          7,005
      2,000  CommScope Inc.+ ..................       29,407        116,700
     86,000  Corning Inc.+ ....................      767,639      2,197,300
      1,500  L-3 Communications
               Holdings Inc. ..................       16,500        146,085
     50,000  Motorola Inc. ....................      538,801        885,000
     18,000  Nextwave Wireless Inc.+ ..........      216,087        150,300
      4,000  Nortel Networks Corp.+ ...........      172,280         96,428
     12,000  QUALCOMM Inc. ....................       29,959        520,680
     40,000  Sycamore Networks Inc.+ ..........      136,260        160,800
      3,000  The Furukawa Electric
               Co. Ltd. .......................       22,588         16,593
        200  Trestle Holdings Inc. ............        2,500             16
                                                ------------   ------------
                                                   2,338,735      5,042,847
                                                ------------   ------------
             FINANCIAL SERVICES -- 0.0%
      3,000  Interactive Brokers Group
               Inc., Cl. A+ ...................       86,162         81,390
                                                ------------   ------------
             FOOD AND BEVERAGE -- 0.1%
      5,282  Compass Group plc ................       37,648         36,673
      1,249  Pernod-Ricard SA .................      175,325        277,152
                                                ------------   ------------
                                                     212,973        313,825
                                                ------------   ------------
             SATELLITE -- 0.9%
        300  Asia Satellite
               Telecommunications
               Holdings Ltd., ADR .............        5,693          6,097
     35,000  EchoStar Communications
               Corp., Cl. A+ ..................      454,040      1,517,950
      1,000  Lockheed Martin Corp. ............       27,862         94,130
      6,000  PT Indosat Tbk, ADR ..............       58,079        217,500
         30  SKY Perfect JSAT Corp.+ ..........       15,472         14,035
     30,000  The DIRECTV Group Inc.+ ..........      319,551        693,300
                                                ------------   ------------
                                                     880,697      2,543,012
                                                ------------   ------------

                                                                 MARKET
    SHARES                                          COST          VALUE
    ------                                          ----         -------
             TELECOMMUNICATIONS: LONG DISTANCE -- 2.3%
     15,000  AT&T Inc. ........................ $    391,528   $    622,500
      2,500  Embarq Corp. .....................       81,132        158,425
     35,000  Philippine Long Distance
               Telephone Co., ADR .............      597,989      2,002,000
     70,000  Sprint Nextel Corp. ..............    1,142,437      1,449,700
      1,000  Startec Global
               Communications
               Corp.+ (a) .....................        4,646              2
    600,000  Telecom Italia SpA ...............    1,660,799      1,648,508
     10,000  Windstream Corp. .................       31,139        147,600
                                                ------------   ------------
                                                   3,909,670      6,028,735
                                                ------------   ------------
             TELECOMMUNICATIONS: NATIONAL -- 5.0%
      9,000  BT Group plc, ADR ................      375,870        599,220
      5,000  China Telecom Corp. Ltd.,
               ADR ............................      126,250        295,800
      5,000  China Unicom Ltd., ADR ...........       38,450         86,150
     39,000  Compania de
               Telecomunicaciones de
               Chile SA, ADR ..................      647,635        370,890
    158,000  Deutsche Telekom AG, ADR .........    2,198,641      2,908,780
     50,000  Elisa Oyj, Cl. A .................      527,900      1,368,343
      3,000  France Telecom SA, ADR ...........       48,120         82,440
      3,305  Hellenic Telecommunications
               Organization SA ................       39,578        102,435
        500  Magyar Telekom
               Telecommunications plc,
               ADR ............................        9,650         13,930
         40  Nippon Telegraph &
               Telephone Corp. ................      224,349        177,706
      4,320  PT Telekomunikasi
               Indonesia, ADR .................       18,512        186,192
      6,000  Rostelecom, ADR ..................       41,408        342,000
     45,000  Swisscom AG, ADR .................    1,217,835      1,534,500
      2,000  Telecom Corp. of New
               Zealand Ltd., ADR ..............       31,000         55,840
     54,000  Telefonica SA, ADR ...............    1,314,668      3,605,040
     38,000  Telefonos de Mexico SAB
               de CV, Cl. L, ADR ..............      177,884      1,439,820
     18,172  TeliaSonera AB ...................       51,070        134,180
      2,400  Telstra Corp. Ltd., ADR ..........       30,324         46,730
          8  Virgin Media Inc. ................       36,591            195
                                                ------------   ------------
                                                   7,155,735     13,350,191
                                                ------------   ------------
             TELECOMMUNICATIONS: REGIONAL -- 7.3%
     15,025  Alltel Corp. .....................      355,567      1,014,939
     32,025  BCE Inc. .........................      691,926      1,210,225

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2007 (UNAUDITED)

    SHARES/                                                      MARKET
     UNITS                                          COST          VALUE
    -------                                         ----         -------
             COMMON STOCKS (CONTINUED)
             DISTRIBUTION COMPANIES (CONTINUED)
             TELECOMMUNICATIONS: REGIONAL (CONTINUED)
      4,266  Bell Aliant Regional
               Communications Income
               Fund ........................... $     67,481   $    125,547
      2,537  Bell Aliant Regional
               Communications Income
               Fund+ (a)(b)(c) ................       40,134         74,664
      4,000  Brasil Telecom
               Participacoes SA, ADR ..........      231,475        241,840
     14,000  CenturyTel Inc. ..................      430,780        686,700
     90,000  Cincinnati Bell Inc.+ ............      619,940        520,200
     60,000  Citizens Communications Co. ......      830,103        916,200
      3,000  Metromedia International
               Group Inc.+ ....................          345          3,990
    210,000  Qwest Communications
               International Inc.+ ............      919,070      2,037,000
     18,432  Tele Norte Leste
               Participacoes SA, ADR ..........      244,808        349,655
     10,000  Telecom Argentina SA,
               ADR+ ...........................       26,440        249,200
     65,000  Telephone & Data
               Systems Inc. ...................    2,452,490      4,067,050
     50,000  Telephone & Data Systems
               Inc., Special ..................    1,950,017      2,877,500
     40,000  TELUS Corp. ......................      722,455      2,394,555
     20,000  Time Warner Telecom Inc.,
               Cl. A+ .........................      341,155        402,000
     58,000  Verizon Communications Inc. ......    2,178,207      2,387,860
                                                ------------   ------------
                                                  12,102,393     19,559,125
                                                ------------   ------------
             WIRELESS COMMUNICATIONS -- 5.5%
     92,000  America Movil SAB de CV,
               Cl. L, ADR .....................      510,065      5,697,560
      4,000  Clearwire Corp., Cl. A+ ..........       85,268         97,720
        102  Hutchison
               Telecommunications
               International Ltd. .............           79            131
    240,000  Jasmine International
               Public Co. Ltd. (a) ............        5,040          3,337
      1,000  NTT DoCoMo Inc. ..................    1,566,028      1,583,756
     30,000  Price Communications Corp. .......      292,195        666,900
     10,800  Rural Cellular Corp., Cl. A+ .....       22,788        473,148
     37,000  SK Telecom Co. Ltd., ADR .........      828,800      1,011,950
        330  Tele Norte Celular
               Participacoes SA, ADR+ .........        5,098          3,610
        825  Telemig Celular
               Participacoes SA, ADR ..........       23,843         41,531
      3,178  Tim Participacoes SA, ADR ........       38,554        109,546

                                                                 MARKET
    SHARES                                          COST          VALUE
    ------                                          ----         -------
     30,000  United States Cellular
               Corp.+ ......................... $  1,127,335   $  2,718,000
     18,000  Vimpel-Communications,
               ADR ............................      120,775      1,896,480
     16,000  Vivo Participacoes
               SA, ADR ........................      233,023         80,160
      8,750  Vodafone Group plc, ADR ..........      168,145        294,262
        250  Xanadoo Co.+ .....................      180,390         66,750
                                                ------------   ------------
                                                   5,207,426     14,744,841
                                                ------------   ------------
             TOTAL DISTRIBUTION
              COMPANIES .......................   73,217,586    141,438,858
                                                ------------   ------------
             TOTAL COMMON
              STOCKS ..........................  156,310,492    262,950,495
                                                ------------   ------------

             PREFERRED STOCKS -- 0.2%
             BUSINESS SERVICES -- 0.2%
     11,741  Interep National Radio
               Sales Inc.,
               4.000% Cv. Pfd.,
               Ser. A+ (a)(b)(c)(e) ...........    1,081,571        410,938
                                                ------------   ------------
             RIGHTS -- 0.0%
             BROADCASTING -- 0.0%
      5,140  Media Prima Berhad,
               expire 07/18/08+ ...............        1,353          2,918
                                                ------------   ------------
             WARRANTS -- 0.0%
             BROADCASTING -- 0.0%
      2,250  Granite Broadcasting
               Corp., Ser. A,
               expire 06/04/12+ ...............            0         11,252
        254  Granite Broadcasting
               Corp., Ser. B,
               expire 06/04/12+ ...............            0            890
      5,140  Media Prima Berhad,
               expire 07/31/08+ ...............          135          2,724
                                                ------------   ------------
                                                         135         14,866
                                                ------------   ------------
             EQUIPMENT -- 0.0%
        541  Alcatel-Lucent,
               expire 12/10/07+ ...............          898             92
                                                ------------   ------------
             PUBLISHING -- 0.0%
     25,000  Nation Multimedia Group
               plc, expire 08/22/07+ ..........            0            260
                                                ------------   ------------
             TOTAL WARRANTS ...................        1,033         15,218
                                                ------------   ------------

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2007 (UNAUDITED)

  PRINCIPAL                                                      MARKET
   AMOUNT                                           COST          VALUE
  --------                                          ----         -------
             CONVERTIBLE CORPORATE BONDS -- 0.0%
             BUSINESS SERVICES -- 0.0%
$    50,000  BBN Corp., Sub. Deb. Cv.,
               6.000%, 04/01/12+ (a)(d) ....... $     49,478   $          0
                                                ------------   ------------

             U.S. GOVERNMENT OBLIGATIONS -- 1.5%
  4,018,000  U.S. Treasury Bills++,
               4.543% to 4.991%,
               07/12/07 to 09/27/07 ...........    3,991,189      3,991,580
                                                ------------   ------------
TOTAL INVESTMENTS -- 100.0% ................... $161,435,116    267,371,149
                                                ============

OTHER ASSETS AND LIABILITIES (NET) ...........................      594,008

PREFERRED STOCK
  (994,100 preferred shares outstanding) .....................  (49,827,500)
                                                               ------------

NET ASSETS -- COMMON STOCK
  (14,006,353 common shares outstanding) ..................... $218,137,657
                                                               ============

NET ASSET VALUE PER COMMON SHARE
  ($218,137,657 / 14,006,353 shares outstanding) .............       $15.57
                                                                     ======
------------------
 (a) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At June 30, 2007, the market value of fair valued securities amounted to $885,802 or 0.33% of total investments.
 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the market value of Rule 144A securities amounted to $3,548,704 or 1.33% of total investments.
 (c) At June 30, 2007, the Fund held investments in restricted and illiquid securities amounting to $3,548,704 or 1.33% of total investments, which were valued under methods approved by the Board, as follows:

                                                                     06/30/07
ACQUISITION                           ACQUISITION   ACQUISITION   CARRYING VALUE
  SHARES   ISSUER                         DATE         COST         PER UNIT
  ------   ------                     -----------   -----------   --------------
   2,537   Bell Aliant Regional
            Communications
            Income Fund .............. 05/03/95 -
                                       10/16/00     $   40,139      $ 29.4300
  11,741   Interep National
            Radio Sales Inc.,
            4.000% Cv. Pfd., Ser. A .. 05/03/02      1,081,571        35.0003
  10,000   Samsung Electronics
            Co., Ltd., GDR ........... 08/22/03 -
                                       09/22/03      1,805,500       306.3102

 (d)  Security in default.
 (e)  Illiquid security.
 +    Non-income producing security.
 ++   Represents annualized yield at date of purchase.
 ADR  American Depository Receipt
 CPO  Ordinary Participation Certificate
 GDR  Global Depository Receipt

                                       % OF
                                      MARKET          MARKET
                                       VALUE           VALUE
                                      -------        ---------
GEOGRAPHIC DIVERSIFICATION
North America .......................   65.9%      $176,173,017
Europe ..............................   13.1         35,133,176
Japan ...............................    9.4         25,019,110
Latin America .......................    8.3         22,259,305
Asia/Pacific ........................    3.3          8,786,541
                                       ------      ------------
                                       100.0%      $267,371,149
                                       ======      ============


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.




                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2007 (UNAUDITED)

ASSETS:
  Investments, at value (cost $161,435,116) .................     $ 267,371,149
  Foreign currency, at value (cost $3,251) ..................             3,116
  Cash ......................................................            65,098
  Unrealized appreciation on swap contracts .................           835,236
  Dividends and interest receivable .........................           427,307
  Prepaid expense ...........................................             4,902
                                                                  -------------
  TOTAL ASSETS ..............................................       268,706,808
                                                                  -------------
LIABILITIES:
  Distributions payable .....................................            27,072
  Payable for investment advisory fees ......................           421,605
  Payable for shareholder communications expenses ...........            86,842
  Payable for legal and audit fees ..........................            45,914
  Payable for accounting fees ...............................             3,608
  Other accrued expenses ....................................           156,610
                                                                  -------------
  TOTAL LIABILITIES .........................................           741,651
                                                                  -------------
PREFERRED STOCK:
  Series B Cumulative Preferred Stock
   (6.00%, $25 liquidation value, $0.001 par
   value, 1,000,000 shares authorized with
   993,100 shares issued and outstanding) ...................        24,827,500
  Series C Cumulative Preferred Stock
   (Auction Rate, $25,000 liquidation value,
   $0.001 par value, 1,000 shares authorized
   with 1,000 shares issued and outstanding) ................        25,000,000
                                                                  -------------
  TOTAL PREFERRED STOCK .....................................        49,827,500
                                                                  -------------
  NET ASSETS ATTRIBUTABLE TO COMMON SHARES ..................     $ 218,137,657
                                                                  =============
NET ASSETS ATTRIBUTABLE TO COMMON SHARES CONSIST OF:
  Paid-in capital, at $0.001 par value ......................     $ 116,024,649
  Accumulated net investment income .........................            83,678
  Accumulated distributions in excess
    of net realized gain on investments,
    swap contracts, and foreign
    currency transactions ...................................        (4,734,034)
  Net unrealized appreciation on investments ................       105,936,033
  Net unrealized appreciation on swap contracts .............           835,236
  Net unrealized depreciation on foreign
    currency translations ...................................            (7,905)
                                                                  -------------
  NET ASSETS ................................................     $ 218,137,657
                                                                  =============
  NET ASSET VALUE PER COMMON SHARE
    ($218,137,657 /14,006,353 shares outstanding;
    196,750,000 shares authorized) ..........................            $15.57
                                                                         ======


                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $171,070) ...............     $  2,671,066
  Interest ...................................................          131,626
                                                                   ------------
  TOTAL INVESTMENT INCOME ....................................        2,802,692
                                                                   ------------
EXPENSES:
  Investment advisory fees ...................................        1,289,085
  Shareholder communications expenses ........................          130,959
  Payroll expenses ...........................................           66,011
  Shareholder services fees ..................................           40,466
  Legal and audit fees .......................................           39,603
  Custodian fees .............................................           33,167
  Directors' fees ............................................           31,513
  Auction agent fees .........................................           31,200
  Accounting fees ............................................           22,375
  Interest expense ...........................................              148
  Miscellaneous expenses .....................................           51,145
                                                                   ------------
  TOTAL EXPENSES .............................................        1,735,672
  Less: Custodian fee credits ................................           (2,134)
                                                                   ------------
  NET EXPENSES ...............................................        1,733,538
                                                                   ------------
  NET INVESTMENT INCOME ......................................        1,069,154
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  SWAP CONTRACTS, AND FOREIGN CURRENCY:
  Net realized gain on investments ...........................        5,106,952
  Net realized gain on swap contracts ........................          206,673
  Net realized loss on foreign currency transactions .........           (6,436)
                                                                   ------------
  Net realized gain on investments, swap contracts,
    and foreign currency transactions ........................        5,307,189
                                                                   ------------
  Net change in unrealized appreciation/depreciation:
    on investments ...........................................       19,829,543
    on swap contracts ........................................           91,001
    on foreign currency translations .........................           (9,022)
                                                                   ------------
  Net change in unrealized appreciation/depreciation
    on investments, swap contracts, and foreign
    currency translations ....................................       19,911,522
                                                                   ------------
  NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS, SWAP CONTRACTS, AND
    FOREIGN CURRENCY .........................................       25,218,711
                                                                   ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................................       26,287,865
                                                                   ------------
  Total Distributions to Preferred Stock Shareholders ........       (1,371,734)
                                                                   ------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
    STOCK SHAREHOLDERS RESULTING FROM OPERATIONS .............     $ 24,916,131
                                                                   ============

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                    SIX MONTHS ENDED
                                                                      JUNE 30, 2007        YEAR ENDED
                                                                       (UNAUDITED)      DECEMBER 31, 2006
                                                                      -------------     -----------------
OPERATIONS:
  Net investment income .........................................     $   1,069,154       $   3,773,102
  Net realized gain on investments, swap contracts,
    and foreign currency transactions ...........................         5,307,189           7,395,666
  Net change in unrealized appreciation/depreciation
    on investments, swap contracts,
    and foreign currency translations ...........................        19,911,522          33,012,709
                                                                      -------------       -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........        26,287,865          44,181,477
                                                                      -------------       -------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
  Net investment income .........................................          (230,006)*          (994,550)
  Net realized short-term gain on investments,
    swap contracts, and foreign currency transactions ...........          (100,641)*           (52,708)
  Net realized long-term gain on investments, swap contracts,
    and foreign currency transactions ...........................        (1,041,087)*        (1,667,274)
                                                                      -------------       -------------
  TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS .................        (1,371,734)         (2,714,532)
                                                                      -------------       -------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
    RESULTING FROM OPERATIONS ...................................        24,916,131          41,466,945
                                                                      -------------       -------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income .........................................          (704,806)*        (3,235,705)
  Net realized short-term gain on investments,
    swap contracts, and foreign currency transactions ...........          (308,395)*          (171,483)
  Net realized long-term gain on investments, swap contracts,
    and foreign currency transactions ...........................        (3,190,205)*        (5,424,374)
                                                                      -------------       -------------
  TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS ....................        (4,203,406)         (8,831,562)
                                                                      -------------       -------------
FUND SHARE TRANSACTIONS:
  Net decrease from repurchase of common shares .................          (159,453)           (130,462)
                                                                      -------------       -------------
  NET DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS .......          (159,453)           (130,462)
                                                                      -------------       -------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS         20,553,272          32,504,921
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
  Beginning of period ...........................................       197,584,385         165,079,464
                                                                      -------------       -------------
  End of period (including undistributed net investment income of
    $83,678 and $0, respectively) ...............................     $ 218,137,657       $ 197,584,385
                                                                      =============       =============

-------------------
   * Based on fiscal year to date book income. Amounts are subject to change and recharacterization at fiscal year end.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Global Multimedia Trust Inc. (the "Fund") is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced investment operations on November 15, 1994. The Fund's primary objective is long-term growth of capital with income as a secondary objective.

     The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the "80% Policy"). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     In September 2006, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the requirements of SFAS 157 against its current valuation policies to determine future applicability.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2007, there were no open repurchase agreements.

     SWAP AGREEMENTS. The Fund may enter into interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Series C Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments.

     Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     The Fund has entered into two interest rate swap agreements with Citibank N.A. Under the agreements, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swaps at June 30, 2007 are as follows:

      NOTIONAL                  FLOATING RATE*      TERMINATION   NET UNREALIZED
       AMOUNT    FIXED RATE  (RATE RESET MONTHLY)      DATE        APPRECIATION
     ----------  ----------   ------------------    -----------    ------------
    $10,000,000    4.320%           5.32%          April 4, 2013      $590,332
     15,000,000    3.270            5.32           April 4, 2008       244,904

--------------
* Based on Libor (London Interbank Offered Rate).

     FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At June 30, 2007, there were no open futures contracts.

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 2007, there were no open forward foreign exchange contracts.

     FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

     RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

     CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits". When cash balances are overdrawn, the Fund is charged an overdraft fee of 2.00% above the Federal Funds rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

     Distributions to shareholders of the Fund's 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

                                                        COMMON     PREFERRED
                                                        ------     ---------
       DISTRIBUTIONS PAID FROM:
       Ordinary income
         (inclusive of short-term capital gains) ... $3,407,188   $1,047,258
       Net long-term capital gains .................  5,424,374    1,667,274
                                                     ----------   ----------
       Total distributions paid .................... $8,831,562   $2,714,532
                                                     ==========   ==========

     PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

     As of December 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

      Net unrealized appreciation on investments ..... $80,707,455
      Net unrealized appreciation on foreign
        currency and swap contracts ..................     714,227
      Other temporary differences ....................     (21,399)
                                                       -----------
      Total accumulated earnings ..................... $81,400,283
                                                       ===========

     The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation/(depreciation) at June 30, 2007:

                                          GROSS         GROSS
                                       UNREALIZED    UNREALIZED   NET UNREALIZED
                             COST     APPRECIATION  DEPRECIATION   APPRECIATION
                             ----     ------------  ------------   ------------
    Investments ........$163,233,291  $112,348,794  $(8,210,936)   $104,137,858
    Swap contracts .....                   835,236           --         835,236
                                      ------------  -----------    ------------
                                      $113,184,030  $(8,210,936)   $104,973,094
                                      ============  ===========    ============

     In July 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" ("the Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and required certain expanded tax disclosures. The Interpretation was implemented by the Fund on June 29, 2007 and applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the Fund, and the adoption of the Interpretation had no impact on the amounts reported in the financial statements.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the fiscal year.

     The Fund's total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the six months ended June 30, 2007, the Fund's total return on the NAV of the common shares exceeded the stated dividend rate or net swap expense of all outstanding Preferred Stock. Thus, management fees were accrued on these assets.

     During the six months ended June 30, 2007, the Fund paid brokerage commissions of $19,130 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2007, the Fund paid or accrued $22,375 to the Adviser in connection with the cost of computing the Fund's NAV.

     As per the approval of the Board, the Fund compensates officers of the Fund that are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2007 the Fund paid or accrued $63,287, which is included in payroll expenses in the Statement of Operations. The Fund is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $2,724 for the six months ended June 30, 2007, which is included in payroll expenses in the Statement of Operations.

     The Fund pays each Director that is not considered to be an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2007, other than short-term and U.S. Government securities, aggregated $16,770,627 and $13,196,485, respectively.

5. CAPITAL. The charter permits the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,700,000 shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2007, the Fund repurchased 12,000 shares of its common stock in the open market at a cost of $159,453 and an average discount of approximately 12.12% from its NAV. All shares of common stock repurchased have been retired.

     Transactions in common stock were as follows:

                                      SIX MONTHS ENDED
                                        JUNE 30, 2007           YEAR ENDED
                                         (UNAUDITED)         DECEMBER 31, 2006
                                      ------------------    -------------------
                                      SHARES     AMOUNT     SHARES      AMOUNT
                                      ------     -------    ------      ------
     Net decrease from repurchase
        of common shares ........... (12,000)   $(159,453)  (12,400)  $(130,462)

     The Fund's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 6.00% Series B and Series C Auction Rate Cumulative Preferred Stock at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     On March 31, 2003, the Fund received net proceeds of $24,009,966 (after underwriting discounts of $787,500 and offering expenses of $202,534) from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock. Commencing April 2, 2008 and thereafter, the Fund, at its option, may redeem the 6.00% Series B Cumulative Preferred Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase of 6.00% Series B Cumulative Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2007, the Fund did not repurchase any shares of 6.00% Series B Cumulative Preferred Stock. At June 30, 2007, 993,100 shares of 6.00% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $16,551.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     On March 31, 2003, the Fund received net proceeds of $24,547,465 (after underwriting discounts of $250,000 and offering expenses of $202,535) from the public offering of 1,000 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. The dividend rates of Series C Auction Rate Cumulative Preferred Stock ranged from 4.95% to 5.25% for the six months ended June 30, 2007. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the six months ended June 30, 2007, the Fund did not redeem any shares of Series C Auction Rate Cumulative Preferred Stock. At June 30, 2007, 1,000 shares of Series C Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 5.05% per share and accrued dividends amounted to $10,521.

     The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund's outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve certain other actions, including changes in the Fund's investment objectives or fundamental investment policies.

6. INDUSTRY CONCENTRATION. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. OTHER MATTERS. The Adviser and/or affiliates received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund share trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc. ("GAMCO"), the Adviser's parent company, responded to these requests for documents and testimony. In June 2006, GAMCO began discussions with the SEC regarding a possible resolution of their inquiry. In February 2007, the Adviser made an offer of settlement to the staff of the SEC for communication to the Commission for its consideration to resolve this matter. This offer of settlement is subject to agreement regarding the specific language of the SEC's administrative order and other settlement documents. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section
19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund. The staff's notice to the Adviser did not relate to the Fund.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE               SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
OUTSTANDING THROUGHOUT EACH PERIOD:             JUNE 30, 2007  ---------------------------------------------------------
                                                 (UNAUDITED)     2006          2005        2004       2003        2002
                                                ------------    ------        ------      ------     ------      ------
OPERATING PERFORMANCE:
  Net asset value, beginning of period ........  $  14.09      $  11.77       $  12.27    $  10.56    $   7.67   $  10.52
                                                 --------      --------       --------    --------    --------   --------
  Net investment income (loss) ................      0.07          0.29           0.16        0.04       (0.03)     (0.00)(e)
  Net realized and unrealized gain (loss) on
    investments, swap contracts and
    foreign currency transactions .............      1.81          2.85           0.09        1.79        3.14      (2.68)
                                                 --------      --------       --------    --------    --------   --------
  TOTAL FROM INVESTMENT OPERATIONS ............      1.88          3.14           0.25        1.83        3.11      (2.68)
                                                 --------      --------       --------    --------    --------   --------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:(A)
  Net investment income .......................     (0.02)(d)     (0.07)         (0.03)      (0.04)         --         --
  Net realized gain on investments,
    swap contracts and foreign
    currency transactions .....................     (0.08)(d)     (0.12)         (0.13)      (0.09)      (0.13)     (0.17)
                                                 --------      --------       --------    --------    --------   --------
  Total distributions to
    preferred shareholders ....................     (0.10)        (0.19)         (0.16)      (0.13)      (0.13)     (0.17)
                                                 --------      --------       --------    --------    --------   --------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE
    TO COMMON SHAREHOLDERS
    RESULTING FROM OPERATIONS .................      1.78          2.95           0.09        1.70        2.98      (2.85)
                                                 --------      --------       --------    --------    --------   --------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income .......................     (0.05)(d)     (0.23)         (0.12)         --          --         --
  Net realized gain on investments,
    swap contracts and foreign
    currency transactions .....................     (0.25)(d)     (0.40)         (0.48)         --          --         --
                                                 --------      --------       --------    --------    --------   --------
  Total distributions to
    common shareholders .......................     (0.30)        (0.63)         (0.60)         --          --         --
                                                 --------      --------       --------    --------    --------   --------
FUND SHARE TRANSACTIONS:
  Increase in net asset value from repurchase
    of common shares ..........................      0.00(e)       0.00(e)        0.01        0.01        0.01       0.00(e)
  Increase in net asset value from repurchase
    of preferred shares .......................        --            --             --        0.00(e)       --         --
  Offering expenses charged to paid-in capital         --            --          (0.00)(e)      --       (0.10)        --
                                                 --------      --------       --------    --------    --------   --------
  Total fund share transactions ...............      0.00(e)       0.00(e)        0.01        0.01       (0.09)      0.00(e)
  NET ASSET VALUE ATTRIBUTABLE TO COMMON
    SHAREHOLDERS, END OF PERIOD ...............  $  15.57      $  14.09       $  11.77    $  12.27    $  10.56   $   7.67
                                                 ========      ========       ========    ========    ========   ========
  NAV total return + ..........................     12.98%        26.65%           1.6%       16.2%       37.7%     (27.1)%
                                                 ========      ========       ========    ========    ========   ========
  Market value, end of period .................  $  13.89      $  12.27       $  10.15    $  10.68    $   9.07     $ 6.40
                                                 ========      ========       ========    ========    ========   ========
  Investment total return ++ ..................     15.74%        27.89%           0.7%       17.8%       41.7%     (29.0)%
                                                 ========      ========       ========    ========    ========   ========

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A COMMON SHARE               SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
OUTSTANDING THROUGHOUT EACH PERIOD:             JUNE 30, 2007  ---------------------------------------------------------
                                                 (UNAUDITED)     2006          2005        2004       2003        2002
                                                ------------    ------        ------      ------     ------      ------
  RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation
    value of preferred shares,
    end of period (in 000's) ................... $267,965      $247,412       $214,907    $223,739    $200,195   $132,683
  Net assets attributable to common
    shares, end of period (in 000's) ........... $218,138      $197,584       $165,079    $173,912    $150,195   $109,533
  Ratio of net investment income (loss)
    to average net assets
    attributable to common shares
    before preferred share distributions .......     1.03%(f)      2.17%          1.44%       0.71%      (0.36)%    (0.04)%
  Ratio of operating expenses to
    average net assets
    attributable to common shares
    net of advisory fee reduction,
    if any .....................................     1.66%(f)(g)   1.79%(g)       1.55%(g)    1.87%       1.81%      1.46%
  Ratio of operating expenses
    to average net assets
    including liquidation value
    of preferred shares net
    of advisory fee reduction, if any ..........     1.35%(f)(g)   1.39%(g)       1.20%(g)    1.41%       1.35%      1.18%
  Portfolio turnover rate ......................      5.2%          9.8%          12.4%        7.5%       10.9%      16.6%
PREFERRED STOCK:
  7.92% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ..       --            --             --          --          --   $ 23,150
  Total shares outstanding (in 000's) ..........       --            --             --          --          --        926
  Liquidation preference per share .............       --            --             --          --          --   $  25.00
  Average market value (b) .....................       --            --             --          --          --   $  25.75
  Asset coverage per share .....................       --            --             --          --          --   $ 143.29
  6.00% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) .. $ 24,828      $ 24,828       $ 24,828    $ 24,828    $ 25,000         --
  Total shares outstanding (in 000's) ..........      993           993            993         993       1,000         --
  Liquidation preference per share ............. $  25.00      $  25.00       $  25.00    $  25.00    $  25.00         --
  Average market value (b) ..................... $  24.81      $  24.12       $  25.00    $  24.84    $  25.28         --
  Asset coverage per share ..................... $ 134.45      $ 124.13       $ 107.83    $ 112.26    $ 100.10         --
  AUCTION RATE CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) .. $ 25,000      $ 25,000       $ 25,000    $ 25,000    $ 25,000         --
  Total shares outstanding (in 000's) ..........        1             1              1           1           1         --
  Liquidation preference per share ............. $ 25,000      $ 25,000       $ 25,000    $ 25,000    $ 25,000         --
  Average market value (b) ..................... $ 25,000      $ 25,000       $ 25,000    $ 25,000    $ 25,000         --
  Asset coverage per share ..................... $134,446      $124,134       $107,825    $112,257    $100,097         --
  ASSET COVERAGE (C) ...........................      538%          497%           431%        449%        400%       573%

------------------------
+ Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan. Total return for a period of less than one year is not annualized.
++ Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan. Total return for a period of less than one year is not annualized.
(a) Calculated based upon average common shares outstanding on the record dates throughout the year.
(b)  Based on weekly prices.
(c)  Asset coverage is calculated by combining all series of preferred stock.
(d) Based on fiscal year to date book income. Amounts are subject to change and recharacterization at fiscal year end.
(e)  Amount represents less than $0.005 per share.
(f)  Annualized.
(g) For the six months ended June 30, 2007 and the fiscal years ended December 31, 2006 and 2005, the effect of the custodian fee credits was minimal.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), contemplates that the Board of Directors (the "Board") of The Gabelli Global Multimedia Trust Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Board Members"), are required to annually review and re-approve the terms of the Fund's existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Advisory Agreement (the "Advisory Agreement") with Gabelli Funds, LLC (the "Adviser") for the Fund.

More specifically, at a meeting held on May 16, 2007, the Board, including the Independent Board Members meeting in executive session with Fund counsel, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

NATURE, EXTENT, AND QUALITY OF SERVICES. The Independent Board Members considered the nature, quality, and extent of administrative and shareholder services performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as directors, and other services. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

INVESTMENT PERFORMANCE OF THE FUND AND ADVISER. The Independent Board Members considered short-term and long-term investment performance for the Fund over various periods of time as compared to relevant equity indices and the performance, and concluded that the Adviser was delivering good performance results consistent with the investment strategies being pursued by the Fund.

COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

(A) COSTS OF SERVICES TO FUND: FEES AND EXPENSES. The Independent Board Members considered the Fund's advisory fee rate and expense ratio relative to industry averages for the Fund's peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Advisory Agreement are much more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members recognized that the investment advisory fee paid by the Fund and the Fund's overall expense ratio is higher than average for its peer group but concluded that the fee is acceptable based upon the qualifications, experience, reputation, and performance of the Adviser.

(B) PROFITABILITY AND COSTS OF SERVICES TO ADVISER. The Independent Board Members considered the Adviser's overall profitability and costs and pro forma estimates of the Adviser's profitability and costs attributable to the Fund (i) as part of the Gabelli fund complex and (ii) assuming the Fund constituted the Adviser's only investment company under its management. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to recently enacted regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the Adviser's profitability was at an acceptable level.

EXTENT OF ECONOMIES OF SCALE AS FUND GROWS. The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that economies of scale may develop for certain funds as their assets increase and their fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in Adviser level economies of scale. They also recognized that the Adviser has agreed to reduce the advisory fee on incremental assets attributable to the preferred shares if the total return of the common shares does not exceed a specified amount (e.g., the dividend rate paid on preferred shares). The Independent Board Members concluded that there was an appropriate sharing of economies of scale.

WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE. The Independent Board Members also considered whether the advisory fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund's current fee schedule (without breakpoint) was reasonable.

OTHER RELEVANT CONSIDERATIONS.

(A) ADVISER PERSONNEL AND METHODS. The Independent Board Members considered the size, education, and experience of the Adviser's staff, the Adviser's fundamental research capabilities, and the Adviser's approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(B) OTHER BENEFITS TO THE ADVISER. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential "fall-out" benefits that the Adviser and its affiliates may receive, such as affiliated brokerage commissions, greater name recognition, or increased ability to obtain research services, appear to be reasonable.

CONCLUSIONS. In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received over the long term good absolute and relative performance at reasonable fees and, therefore, re-approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment advisory fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

                               [GRAPHIC OMITTED]
                                PICTURE OF FLAGS

                             DIRECTORS AND OFFICERS
                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS                                          OFFICERS

Mario J. Gabelli, CFA                              Bruce N. Alpert
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,                PRESIDENT
   GAMCO INVESTORS, INC.
                                                   Peter D. Goldstein
Dr. Thomas E. Bratter                                 CHIEF COMPLIANCE OFFICER
   PRESIDENT & FOUNDER, JOHN DEWEY ACADEMY
                                                   Laurissa M. Martire
Anthony J. Colavita                                   VICE PRESIDENT
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.                       James E. McKee
                                                      SECRETARY
James P. Conn
   FORMER MANAGING DIRECTOR &                      Agnes Mullady
   CHIEF INVESTMENT OFFICER,                          TREASURER
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
                                                   LoAn P. Nguyen
Frank J. Fahrenkopf, Jr.                              VICE PRESIDENT & OMBUDSMAN
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION                     INVESTMENT ADVISER
                                                   Gabelli Funds, LLC
Anthony R. Pustorino                               One Corporate Center
   CERTIFIED PUBLIC ACCOUNTANT,                    Rye, New York  10580-1422
   PROFESSOR EMERITUS, PACE UNIVERSITY
                                                   CUSTODIAN
Werner J. Roeder, MD                               State Street Bank and Trust Company
   MEDICAL DIRECTOR,
   LAWRENCE HOSPITAL                               COUNSEL
                                                   Willkie Farr & Gallagher LLP
Salvatore J. Zizza
   CHAIRMAN, ZIZZA & CO., LTD.                     TRANSFER AGENT AND REGISTRAR
                                                   Computershare Trust Company, N.A.

                                                   STOCK EXCHANGE LISTING
                                                                                        6.00%
                                                                             Common    Preferred
                                                                             ------    ---------
                                                   NYSE-Symbol:                GGT      GGT PrB
                                                   Shares Outstanding:     14,006,353   993,100

                                                   The Net Asset Value per share appears in
                                                   the Publicly Traded Funds column, under
                                                   the heading "Specialized Equity Funds,"
                                                   in Monday's The Wall Street Journal. It
                                                   is also listed in Barron's Mutual
                                                   Funds/Closed End Funds section under the
                                                   heading "Specialized Equity Funds".

                                                   The Net Asset Value per share may be
                                                   obtained each day by calling (914)
                                                   921-5070 or visiting www.gabelli.com.


--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its Series B Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
ONE CORPORATE CENTER
RYE, NY  10580-1422
(914) 921-5070
WWW.GABELLI.COM


                                                              SEMI-ANNUAL REPORT
                                                              JUNE 30, 2007

                                                                     GGT Q2/2007

ITEM 2.  CODE OF ETHICS.

Not applicable.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                       REGISTRANT PURCHASES OF EQUITY SECURITIES
=============================================================================================================================
                                                                  (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                   SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
             (A) TOTAL NUMBER OF                                  PURCHASED AS PART OF     SHARES (OR UNITS) THAT MAY YET
              SHARES (OR UNITS)      (B) AVERAGE PRICE PAID     PUBLICLY ANNOUNCED PLANS    BE PURCHASED UNDER THE PLANS
   PERIOD         PURCHASED            PER SHARE (OR UNIT)           OR PROGRAMS                    OR PROGRAMS
=============================================================================================================================
Month #1     Common - N/A              Common - N/A               Common - N/A               Common - 14,018,353
01/01/07
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
01/31/07
=============================================================================================================================
Month #2     Common - N/A              Common - N/A               Common - N/A               Common - 14,018,353
02/01/07
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
02/28/07
=============================================================================================================================
Month #3     Common - 2,000            Common - $13.1545          Common - 2,000             Common - 14,018,353 - 2,000 =
03/01/07                                                                                     14,016,353
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A
03/31/07                                                                                     Preferred Series B - 993,100
=============================================================================================================================
Month #4     Common - 10,000           Common - $13.3144          Common - 10,000            Common - 14,016,353 - 10,000 =
04/01/07                                                                                     14,006,353
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A
04/30/07                                                                                     Preferred Series B - 993,100
=============================================================================================================================
Month #5     Common - N/A              Common - N/A               Common - N/A               Common - 14,006,353
05/01/07
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
05/31/07
=============================================================================================================================
Month #6     Common - N/A              Common - N/A               Common - N/A               Common - 14,006,353
06/01/07
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
06/30/07
=============================================================================================================================
Total        Common - 12,000           Common - $13.2877          Common - 12,000            N/A

             Preferred  Series B - N/A Preferred Series B - N/A   Preferred Series B - N/A
=============================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.
c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.
d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.
e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications  pursuant to Rule 30a-2(b) under  the  1940  Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Global Multimedia Trust Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date              August 31, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date              August 31, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady, Principal Financial Officer
                           and Treasurer


Date              August 31, 2007
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.